UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) Of the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): March 27, 2007

                         Citizens Communications Company
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

        001-11001                                          06-0619596
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 (Commission File Number)                      (IRS Employer Identification No.)


 3 High Ridge Park, Stamford, Connecticut                           06905
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 (Address of principal executive offices)                        (Zip Code)

                                 (203) 614-5600
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              (Registrant's telephone number, including area code)


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         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     | | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

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Item 8.01      Other Events
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               The information set forth in the press release issued by Citizens
               Communications Company on March 27, 2007, announcing plans to release the Company's 1st quarter 2007 results, attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits
               ---------------------------------

           (d) Exhibits

               99.1 Press Release of Citizens Communications Company released on
                    March 27, 2007 announcing plans to release the Company's 1st quarter 2007 results.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CITIZENS COMMUNICATIONS COMPANY


Date:  March 28, 2007                     By:/s/ Donald R. Shassian
                                             -----------------------------------
                                             Donald R. Shassian
                                             Chief Financial Officer